BB&T VARIABLE INSURANCE FUNDS
BB&T TOTAL RETURN BOND VIF (THE “FUND”)
SUPPLEMENT DATED AUGUST 27, 2008
TO THE
FUND’S PROSPECTUS
DATED MAY 1, 2008
This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Fund’s Prospectus (the “Prospectus”) dated May 1, 2008:
Portfolio Managers
Effective immediately, the portfolio managers section on page 8 of the Prospectus is deleted and replaced with the following:
Mark Montgomery, CFA, has been portfolio manager of the BB&T Total Return Bond Fund since January 2008. Mr. Montgomery is a Managing Director, Fixed Income Portfolio Manager and head of Sterling Capital’s fixed income team. He worked for seven years in the Vanguard Group’s long-term and high-yield municipal portfolio management team before joining Sterling Capital in 1997.
Additional information regarding the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of shares in the Fund is available in the SAI.
Investors should retain this supplement with the Prospectus for future reference.

BB&T VARIABLE INSURANCE FUNDS
SUPPLEMENT DATED AUGUST 27, 2008
TO THE
BB&T VARIABLE INSURANCE FUNDS’
STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2008
Effective immediately, this Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Statement of Additional Information (“SAI”) dated May 1, 2008:
Portfolio Managers
Effective immediately, delete all references to Hung Bui.
Investors should retain this supplement with the SAI for future reference.